Alternative Strategies Fund

Class A: LTAFX

Class C: LTCFX

Class I: LTIFX

Supplement dated September 1, 2023 to the Prospectus dated October 28, 2022

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Effective October 1, 2023, the Fund’s adviser, SCG Asset Management, LLC (the “Adviser”) will no longer charge an incentive fee as part of the Fund’s management fee. Accordingly, the Fund will only pay the Adviser a fixed management fee which is 1.50% of the Fund’s average daily net assets. All references to the incentive fee component of the Fund’s management fee are hereby deleted from the Fund’s Prospectus and Statement of Additional Information (“SAI”) as of October 1, 2023.

Also, effective October 1, 2023, the Fund’s name will be changed from “Alternative Strategies Fund to “Alternative Strategies Income Fund.”

Effective immediately, the investment minimum for Class I shares of the Fund is $100,000.

The information in this supplement contains new and additional information beyond that in the Prospectus and SAI, both dated October 28, 2022. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.